©2019 U. S. Steel. All Rights Reserved www.ussteel.com NEWS RELEASE CONTACTS: John Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com UNITED STATES STEEL CORPORATION PROVIDES FIRST QUARTER 2021 GUIDANCE PITTSBURGH, Mar. 12, 2021 – United States Steel Corporation (NYSE: X) today provided first quarter 2021 guidance. First quarter 2021 adjusted EBITDA is expected to be approximately $540 million and excludes impacts related to acquiring the remaining stake in Big River Steel. First quarter 2021 adjusted net income is expected to be approximately $160 million and excludes impacts related to acquiring the remaining stake in Big River Steel as well as impacts from non-recurring refinancing costs related to balance sheet enhancements executed in the quarter. The Company expects first quarter 2021 adjusted diluted earnings per share to be approximately $0.61. “Strong market conditions and our well-timed acquisition of Big River Steel are allowing us to drive significant earnings growth,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “Healthy flat-rolled customer demand across most end-markets and the flow-through of higher steel prices are resulting in substantially higher results from our Flat-rolled and U. S. Steel Europe segments and our newly formed ‘Mini Mill’ segment, which will showcase the performance of Big River Steel. Solid market fundamentals, low steel supply chain inventories, continued consumer-driven demand, and pent-up infrastructure demand has us increasingly bullish. The continued execution of our customer-centric Best of BothSM strategy positions us with more diversified operations, an enhanced balance sheet, and the ability to capitalize on a ‘stronger for longer’ market environment.”

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Recent Financing Activity U. S. Steel completed significant financing actions in the first quarter to maintain strong liquidity, enhance financial flexibility, and manage its debt maturity profile. In February, the Company successfully completed equity and unsecured notes offerings, raising over $1.5 billion to redeem its outstanding $1.056 billion 12% senior secured notes due 2025 and for general corporate purposes. Since the beginning of the year, excluding the impact of the Big River Steel debt assumed in connection with the acquisition, U. S. Steel has reduced debt and annual run-rate interest expense by approximately $1.1 billion and $90 million, respectively, by: • issuing 48.3 million shares of common stock for net proceeds of approximately $790 million; • issuing $750 million of 6.875% Senior Notes due 2029; • redeeming all of the 12% Senior Secured Notes due 2025; • repaying all of the remaining $180 million of borrowings under the Export-Import loan; and • repaying $621 million of borrowings under the U.S. credit facility agreement and USSK credit facilities. These actions have reduced the Company’s debt and annual run-rate interest expense, restored U. S. Steel’s secured debt capacity, removed U. S. Steel’s secured notes limitations, and extended its maturity profile. Adjusted EBITDA Commentary The Flat-rolled segment is expected to generate significantly higher sequential EBITDA in the first quarter. Higher steel prices over the past several months are increasingly flowing through the segment’s average selling prices in its adjustable and reset annual fixed price contracts. Additionally, the restart of Gary #4 blast furnace has improved operating efficiency. The newly formed Mini Mill segment, which reflects full ownership in Big River Steel, is also expected to benefit from the current market environment and build upon its impressive December performance, communicated on the January earnings call. Regional weather-related impacts on operations that occurred in February are not expected to impact Big River’s ability to fulfill customer commitments in the quarter.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com The European segment is exceeding expectations communicated on the January earnings call. Strong commercial performance, increased operating efficiency from running all three blast furnaces, and continued cost management have more than offset raw material headwinds and the impact to the order book from semiconductor shortages in the European auto industry. While the Tubular segment is experiencing increased customer demand, OCTG and seamless pipe prices are only beginning to reflect improved activity. Stubbornly high import levels are also limiting the pace of the commercial recovery. Though the segment’s cost structure is increasingly reflecting the advantages from insourcing rounds production as it works through the last of its third-party rounds, U. S. Steel’s Tubular production footprint remains consolidated at Fairfield Works. Lorain and Lone Star facilities remain indefinitely idled.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, the integration of Big River Steel in our existing business, business strategies related to the combined business, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 1Q 2021 Projected net loss attributable to United States Steel Corporation included in guidance $ (10) Estimated income tax benefit (5) Estimated net interest and other financial costs1 440 Estimated depreciation, depletion and amortization 195 Projected EBITDA included in guidance $ 620 Estimated first quarter adjustments (80) Projected adjusted EBITDA included in guidance $ 540 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance 1Q 2021 Projected net loss attributable to United States Steel Corporation included in guidance $ (10) Estimated first quarter adjustments 170 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 160 Reconciliation to Projected Adjusted Diluted Net Earnings Per Share Included in Guidance 1Q 2021 Projected diluted net loss per share included in guidance $ (0.04) Estimated first quarter adjustments 0.65 Projected adjusted diluted net earnings per share included in guidance $ 0.61 1 Includes ~$250 million of non-recurring refinancing costs related to balance sheet enhancements executed in the quarter.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the gain on our previously held equity investment in Big River Steel and other acquisition related financial impacts as well as losses on debt extinguishments that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the gain on our previously held equity investment in Big River Steel and other acquisition related financial impacts as well as losses on debt extinguishments that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo-

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2020-xxx Founded in 1901, the United States Steel Corporation is a Fortune 250 company and a leading steel producer. Together with its subsidiary Big River Steel LLC and an unwavering focus on safety, the company’s customer-centric Best of BothSM world-competitive integrated and mini mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.